RELIASTAR LIFE                                            DEFERRED COMBINATION
INSURANCE COMPANY                                         VARIABLE AND FIXED
OF NEW YORK                                               ANNUITY CERTIFICATE

A stock company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option              Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN        OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                                  Contract Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT          C000001-FP (Q)
--------------------------------------------------------------------------------
         In this Certificate you or your refers to the Owner shown above. We, our or us refers to ReliaStar Life Insurance Company of New York. Our home office is at 1000 Woodbury Rd., Woodbury, NY 11797. You may allocate this Certificate's Accumulation Value among the Separate Account Divisions and the Fixed Account as shown in the Schedule.

         This Certificate describes the benefits and provisions of the group contract. The group contract, as issued to the Contractholder by us with any Riders or Endorsements, alone makes up the agreements under which benefits are paid. The group contract may be inspected at the office of the Contractholder. In consideration of any application for the Certificate and the payment of premiums, we agree, subject to the terms and conditions of the group contract, to provide the benefits described in this Certificate to the Owner. The Annuitant under this Certificate must be eligible under the terms of the group contract. If the group contract and this Certificate are in force, we will make income payments to the Owner starting on the Annuity Commencement Date as shown in the Schedule. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefit is subject to the terms of this Certificate.

          The benefits of the Certificate will be paid according to the provisions of the Certificate and group contract.

          RIGHT TO EXAMINE THIS CERTIFICATE: You may return this Certificate to us or the agent through whom you purchased it within 10 days after you receive it. Upon receipt we will promptly refund the greater of: 1) the premium paid, or 2) the Accumulation Value plus any charges we have deducted as of the effective date of cancellation.

         ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE, DEPENDING ON THE CERTIFICATE'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE.

Signed for ReliaStar Life Insurance Company of New York on the group Contract Issue Date.

                                         Secretary  /S/ Paula Cludray-Engelke

                                         President  /S/ Chris Schreier

Variable Products Customer Service Center
1475 Dunwoody Drive
West Chester, PA 19380

--------------------------------------------------------------------------------

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE - NO DIVIDENDS

Variable Cash Surrender Values while the Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

FG-CA-1000-08/97

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
THE SCHEDULE.....................................   3                YOUR CERTIFICATE BENEFITS .....................   12

     Premium Payment and Investment Information                            Cash Value Benefit
     The Variable Separate Accounts                                        Partial Withdrawal Option
     Certificate Facts                                                     Proceeds Payable to the Beneficiary
     Charges
     Income Plan Factors                                             DEATH BENEFIT PROCEEDS.........................   13

INTRODUCTION TO THIS CERTIFICATE.................   4                      Proceeds Payable to the Beneficiary

     The Certificate                                                 CHOOSING AN INCOME PLAN........................   14
     The Owner
     The Annuitant                                                         Annuity Benefits
     The Beneficiary                                                       Annuity Commencement Date Selection
     Change of Owner or Beneficiary                                        Frequency Selection
                                                                           The Income Plan
PREMIUM PAYMENTS AND ALLOCATION CHANGES..........   6                      The Annuity Options
                                                                           Payments When Named Person Dies
     Initial Premium Payment
     Additional Premium Payment Option                               OTHER IMPORTANT INFORMATION....................   16
     Your Right to Change Allocation of
        Accumulation Value                                                 Sending Notice to Us
     What Happens if a Division is Not Available                           Reports to Owner
                                                                           Assignment - Using this Certificate as
HOW WE MEASURE THE CONTRACT'S                                                Collateral Security
     ACCUMULATION VALUE..........................   7                      Changing the Group Contract
                                                                           Contract Changes - Applicable Tax Law
                    THE VARIABLE SEPARATE ACCOUNTS                         Misstatement of Age or Sex
                           VALUATION PERIOD                                Non-Participating
                          ACCUMULATION VALUE                               Payments We may Defer
     Accumulation Value in each Division and Fixed                         Authority to Make Agreements
        Allocation                                                         Required Note on Our Computations
     Fixed Account
     Measurement of Investment Experience
     Charges Deducted from Accumulation Value on
        each Contract Processing Date

         Copies of any Riders and Endorsements are at the back of this Certificate.

     THE SCHEDULE

         The Schedule gives specific facts about this Certificate and its coverage. Please refer to the Schedule while reading this Certificate.

FG-CA-1000-08/97                       2


                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Initial premium payment received:                    $10,000.00

Your initial Accumulation Value has been invested as follows:

                                      Percentage of
            Divisions               Accumulation Value

         ----------------         ----------------------
              Total                        100%
              =====                        ====



FG-CA-1000-08/97 Q DB3                 3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Additional Premium Payment Information

In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter except for rollover contributions. The minimum additional payment which may be made is $250.00.

ACCUMULATION VALUE ALLOCATION RULES

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Certificate Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Certificate Year.

FG-CA-1000-08/97 Q DB3                 3A1 (CONT'D)

                                  THE SCHEDULE
                           VARIABLE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

  Separate Account NY-B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions.

  Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of the GCG Trust.

SERIES                     SERIES                 SERIES                   SERIES
------                     ------                 ------                   ------
All Cap                    Small Cap              Hard Assets              Liquid Asset
Investors                  Mid-Cap Growth         Limited Maturity Bond    Strategic Equity
Equity Income              Capital Growth         Capital Appreciation     Managed Global
Fully Managed              Large Cap Value        Rising Dividends         Research
Value Equity               Real Estate            Total Return             Growth
Asset Allocation Growth    Special Situations     Core Bond                Developing World
Diversified Mid-Cap        Internet Tollkeeper                             Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS


FG-CA-1000-08/97                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-CA-1000-08/97

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

  Each Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. Each portfolio is a part of the Galaxy VIP Funds.

                         PORTFOLIO
                         ---------
                         Asset Allocation
                         Equity
                         Growth & Income
                         High Quality Bond
                         Small Company Growth

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS

FG-CA-1000-08/97                       3B (CONT'D)

                                  THE SCHEDULE

                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Certificate Processing Date for your Contract is April 1 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Liquid Asset Division unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Certificate Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

     Minimum Withdrawal Amount:        $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Minimum Withdrawal Amount:        $100.00

     Maximum Withdrawal Amount:

         Separate Account Divisions:   1.25% monthly or 3.75% quarterly of
                                       Accumulation Value.

         Fixed Allocations:            Interest earned on a Fixed Allocation
                                       in prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments.

IRA Partial Withdrawals for Qualified Certificates Only

IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. An IRA Partial Withdrawal in excess of the maximum withdrawal amount for Systematic Partial Withdrawals may be subject to a Market Value Adjustment. Systematic Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.

FG-CA-1000-08/97 Q DB3                 3C1

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greater of (i) the Cash Surrender Value, (ii) the Accumulation Value, and (iii) the sum of premiums paid, less any Partial Withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Standard:
---------
     (1)  Start with the Guaranteed Death Benefit from the prior Valuation Date;
     (2) Add any additional premiums paid during the current Valuation Period to (1);
     (3) Subtract any Partial Withdrawal made during the current Valuation Period from (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

The Guaranteed Death Benefit Option after the change of Contractowner will remain the same as before the change.


FG-CA-1000-08/97 Q DB3                 3C2

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premiums Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1,3,5,7 and 10 year.

We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days.

FG-CA-1000-08/97 Q DB3                 3C3

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Certificate will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (1) The Accumulation Value is at least $100,000; or (2) The sum of premiums paid to date is at least $100,000

        Excess Allocation Charge - Currently none, however, we reserve the right
        ------------------------
        to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                      -------
                     0                                  7%
                     1                                  7%
                     2                                  6%
                     3                                  5%
                     4                                  4%
                     5                                  3%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.


FG-CA-1000-08/97 Q DB3                 3D1

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of premium taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any premium tax then due us on such amount. We reserve the right to change the amount we charge for premium tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003446% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.25%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-CA-1000-08/97 Q DB3                 3D2

                                  THE SCHEDULE
                         INCOME PLAN FACTORS (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period    Monthly    Fixed Period     Monthly   Fixed Period    Monthly
      of Years     Income        of Years      Income       of Years     Income

                                  11          $8.88          21         $5.33
        2        $42.96           12           8.26          22          5.16
        3         29.06           13           7.73          23          5.00
        4         22.12           14           7.28          24          4.85
        5         17.95           15           6.89          25          4.72
        6         15.18           16           6.54          26          4.60
        7         13.20           17           6.24          27          4.49
        8         11.71           18           5.98          28          4.38
        9         10.56           19           5.74          29          4.28
       10          9.64           20           5.53          30          4.19




                            TABLE FOR INCOME FOR LIFE

                       Male/Female          Male/Female         Male/Female
       Age         10 Years Certain     20 Years Certain      Refund Certain


         50            $4.53/4.19          $4.38/4.13           $4.40/4.12
         55             4.93/4.52           4.68/4.40            4.74/4.42
         60             5.45/4.96           4.99/4.72            5.16/4.79
         65             6.11/5.52           5.30/5.07            5.75/5.29
         70             6.91/6.26           5.54/5.40            6.52/5.97
         75             7.79/7.18           5.68/5.62            7.33/6.74
         80             8.61/8.18           5.75/5.73            8.61/7.90
     85 & Over          9.24/9.01           5.77/5.76           10.43/9.50


FG-CA-1000-08/97 Q DB3                 3E

                          INTRODUCTION TO THIS CONTRACT
--------------------------------------------------------------------------------

THE CERTIFICATE

You supply us with necessary information and the Initial Premium Payment required to put this Certificate in effect. In return, we provide benefits as stated in the group contract and described in this Certificate.

THE OWNER

You are the Owner of this Certificate. You are also the Annuitant unless another Annuitant has been named in the application and is shown in the Schedule. You have the rights and options described in this Certificate, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

One or more people may own this Certificate. If there are multiple Owners named, the age of the oldest Owner shall be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Certificate dying prior to the Annuity Commencement Date, the surviving Owner(s) shall be deemed as the Beneficiary(ies).

THE ANNUITANT

The Annuitant is the measuring life of the Annuity Benefits provided under this Certificate. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you may need the consent of the irrevocable Beneficiary to exercise the rights and options under this Certificate.

FG-CA-1000-08/97                       4

--------------------------------------------------------------------------------

CHANGE OF OWNER OR BENEFICIARY

During your lifetime and while this Certificate is in effect you can transfer ownership of this Certificate or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Variable Products Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Certificate. See Proceeds Payable to Beneficiary.

FG-CA-1000-08/97                       5

                     PREMIUM PAYMENTS AND ALLOCATION CHARGES
--------------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

The Initial Premium Payment is required to put this Certificate in effect. The amount and allocation of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

You may make additional premium payments at any time before the Annuity Commencement Date. Satisfactory notice to us must be given for additional premium payments. Restrictions on additional premium payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional premium payments.

As of the date we receive and accept your additional premium payment:

                  (1) The Accumulation Value will increase by the amount of the premium payment less any premium deductions as shown in the Schedule.

                  (2) The increase in the Accumulation Value will be allocated among the Divisions and the Fixed Allocations in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept your additional premium payment. Allocations to the Fixed Account will be made only upon specific request.

Where to Make Payments

Remit the premium payments to our Variable Products Customer Service Center. On request we will give you a receipt signed by one of our officers.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

The Accumulation Value may be reallocated among the Divisions and the Fixed Allocations prior to the Annuity Commencement Date. The number of free allocation changes each Contract Year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Variable Products Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of the Divisions are shown in the Schedule. An allocation from the Fixed Allocation may be subject to a Market Value Adjustment. See Market Value Adjustment.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a unit investment trust Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocation changes permitted.

FG-CA-1000-08/97                       6

               HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE
--------------------------------------------------------------------------------

The variable Annuity Benefits under this Certificate are provided through investments which may be made in our Separate Account.

THE VARIABLE SEPARATE ACCOUNTS

These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Variable Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct. Income and realized and unrealized gains or losses from assets in these Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

One type of Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for the group contract's purposes. This Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. This Separate Account is also governed by state laws as designated in the Schedule.

We may offer certain non-registered Series or Variable Separate Accounts. Any such Series or Variable Separate Account is shown in the Schedule.

Divisions of the Variable Separate Account

A Unit Investment Trust Variable Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios in which they invest, if applicable, are specified in the Schedule. Some of the portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

Changes Within the Separate Accounts

We may, from time to time, make additional Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for the group contract. We also have the right to eliminate Divisions from a Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purposes of the group contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will get prior approval from the insurance department of our state of domicile before making such a substitution. This approval process is on file with the insurance department of the jurisdiction in which this Certificate is delivered. We will also get any required approval from the SEC and any other required approvals before making such a substitution.

Subject to any required regulatory approvals, we reserve the right to transfer assets of the Divisions of the Variable Separate Account, which we determine to be associated with the class of Certificates to which this Certificate belongs, to another Variable Separate Account or Division.

When permitted by law, we reserve the right to:

     (1)  Deregister a Separate Account under the Investment Company Act of
          1940;

     (2) Operate a Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;

     (3) Restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to a Separate Account; and,

     (4)  Combine a Separate Account with other Separate Accounts.



FG-CA-1000-08/97                       7

--------------------------------------------------------------------------------

VALUATION PERIOD

Each Division will be valued at the end of each Valuation Period. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

The Accumulation Value of this Certificate is equal to the sum of the amounts that you have in each Division and the Fixed Allocations. You select how your Accumulation Value is allocated. The maximum number of Divisions and Fixed Allocations to which you may allocate Accumulation Value at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

On the Certificate Date

On the Contract Date, the Accumulation Value is allocated to each Division and the Fixed Allocations as shown in the Schedule.

On each Valuation Date

At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:

                    (1) We take the Accumulation Value in the Division or Fixed Allocation at the end of the preceding Valuation Period.

                    (2) We multiply (1) by the Division's Net Rate of Return for the current Valuation Period, or we calculate the interest to be credited to a Fixed Allocation for the current Valuation Period.

                    (3)  We add (1) and (2).

                    (4) We add to (3) any additional premium payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.

                    (5) We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.

                    (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.

                    (7) We subtract from (6) the amounts allocated to that Division or Fixed Allocation for: (a) any charges due for the Optional Benefit Riders as shown in the Schedule; (b) any Certificate charges as shown in the Schedule;.

All amounts in (7) are allocated to each Division or Fixed Allocation as explained in Charges Deducted from Accumulation Value.

FIXED ACCOUNT

The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

Guarantee Periods

Each Fixed Allocation is guaranteed an interest rate for a period, a Guarantee Period. The Guaranteed Interest Rate for a fixed allocation is effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days prior to the Maturity Date.

FG-CA-1000-08/97                       8

--------------------------------------------------------------------------------

Upon the expiry of a Guarantee Period, we will transfer the Accumulation Value of the expiring Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous guarantee period to the annuity commencement date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the Specifically Designated Division.

We will declare guaranteed interest rates for the then available Fixed Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared guaranteed interest rates are subject to change at any time prior to application to specific fixed allocations, although in no event will the rates be less than the Minimum Guaranteed Interest Rate shown in the Schedule.

Market Value Adjustments

A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market Value Adjustment is applied to each Fixed Allocation separately.

The Market Value Adjustment is determined by multiplying the amount of the Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:

                          (    1  +  I      )   N/365
                          (-----------------)           - 1
                          (1  +  J  +  .0025)

Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period: J is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

Market Value Adjustments will be applied as follows:

     (1) The Market Value Adjustment will be applied to the amount withdrawn before deduction of any applicable Surrender Charge.

     (2) For a partial withdrawal, partial transfer or in the case where a portion of a Fixed Allocation is applied to an Income Plan, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide the amount requested.

     (3) If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.

     (4) If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

FG-CA-1000-08/97                        9

--------------------------------------------------------------------------------

MEASUREMENT OF INVESTMENT EXPERIENCE

Index of Investment Experience

The Investment Experience of a Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

How We Determine the Experience Factor

For Divisions of a Unit Investment Trust Separate Account, the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

     (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

     (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

     (4) We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.

     (5) We subtract the daily Asset-Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

Calculations for Divisions investing in unit investment trusts are on a per unit basis.

Net Rate of Return for a Separate Account Division

The Net Rate of Return for a Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

Interest Credited to a Fixed Allocation

A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. We periodically declare Guaranteed Interest Rates for then-available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Guaranteed Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CERTIFICATE PROCESSING DATE

All charges and fees are shown in the Schedule.

Charge Deduction Division Option

We will deduct all charges against the Accumulation Value from the Charge Deduction Division if you elected this option (see the Schedule). If you did not elect this option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

     (1) If these charges are less than the Accumulation Value in the Divisions, they will be deducted proportionately from all Divisions.

     (2) If these charges exceed the Accumulation Value in the Divisions, any excess over such value will be deducted from the Fixed Account.

Any charges deducted from the Fixed Account will be taken from Fixed Allocations starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

At any time while this Certificate is in effect, you may change your election of this option. To do this you must send a written request to our Variable Products Customer Service Center. Any change will take effect within seven days of the date we receive your request.

FG-CA-1000-08/97                       10

                            YOUR CERTIFICATE BENEFITS
--------------------------------------------------------------------------------

While this Certificate is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

Cash Surrender Value

The Cash Surrender Value before the Annuity Commencement Date, is determined as follows:

     (1)  We take the Certificate's Accumulation Value;

     (2)  We adjust for any applicable Market Value Adjustment;

     (3)  We deduct any Surrender Charge;

     (4) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including:

          (a) any quarterly administrative fee to be deducted on the next Certificate Processing Date;

          (b)  the pro rata part of any charges for Optional Benefit Riders; and

          (c)  any applicable premium or similar tax.

Cancelling to Receive the Cash Surrender Value

At any time before the Annuity Commencement Date, you may surrender this Certificate to us. To do this, you must return this Certificate with a signed request for cancellation to our Variable Products Customer Service Center.

The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Certificate and your signed request in our Variable Products Customer Service Center. All benefits under this Certificate will then end.

We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

After the first Certificate Anniversary, you may make a Partial Withdrawal once in each Certificate Year without incurring a Partial Withdrawal Charge. Any additional Partial Withdrawals in a Certificate Year are subject to a Partial Withdrawal Charge. The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn is shown in the Schedule. Any withdrawal you make will not be treated as premium only for the purposes of calculating the Surrender Charge. To take a Partial Withdrawal, you must provide us with satisfactory notice at our Variable Products Customer Service Center.

FG-CA-1000-08/97                       11

                             DEATH BENEFIT PROCEEDS
--------------------------------------------------------------------------------

PROCEEDS PAYABLE TO THE BENEFICIARY

Prior to the Annuity Commencement Date

If the sole Owner dies prior to the annuity commencement date, we will pay the beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit. We will pay the amount on receipt of due proof of the Owner's death at our Variable Products Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the annuitant prior to the Annuity Commencement Date (unless a contingent annuitant survived the annuitant). Only one death benefit is payable under this Certificate. In all events, distributions under the Certificate must be made as required by applicable law.

How to Claim Payments to Beneficiary

We must receive proof of the Owner's (or annuitant's) death before we will make any payments to the beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The beneficiary should contact our Variable Products Customer Service Center for instructions.

Guaranteed Death Benefit

On the Certificate Date the Guaranteed Death Benefit is equal to the premium paid. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as shown in the Schedule. A Change of Owner will affect the Guaranteed Death Benefit, as shown in the Schedule.

FG-CA-1000-08/97                       12

                             CHOOSING AN INCOME PLAN
--------------------------------------------------------------------------------

ANNUITY BENEFITS

If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amount of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (See Payments We May Defer). See the Schedule for certain restrictions which may apply. Before we pay any Annuity Benefits, we require the return of this Certificate. If this Certificate has been lost, we require the applicable lost Certificate form.

ANNUITY COMMENCEMENT DATE SELECTION

You select the Annuity Commencement Date. You may select any date following the fifth Certificate Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually, or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

While this Certificate is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options to which death benefit proceeds may be applied. If, at the time of the Owner's death, no Option has been chosen for paying death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Certificate for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

Our approval is needed for any option where:

          (1) The person named to receive payment is other than the Owner or Beneficiary; or

          (2)  The person named is not a natural person, such as a corporation;
               or

          (3) Any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

There are four Options to choose from.  They are:

Option 1.  Income for a Fixed Period

Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income for Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.

Option 2.  Income for Life

Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

FG-CA-1000-08/97                       13

--------------------------------------------------------------------------------

Option 3.  Joint Life Income

This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of this Certificate. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

Option 4.  Annuity Plan

An amount can be used to buy any single premium annuity we offer for the Option's effective date.

The current annuity payment rates available when the value of the Certificate is applied to an income plan will be no less than single premium immediate annuity rates of the same rating class we then offer.

The minimum rates for Option 1 are based on 3% interest, compounded annually. The minimum rates for Options 2 and 3 are based on 3% interest, compounded annually, and the Annuity 2000 Mortality Table. We may pay a higher rate at our discretion.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

          (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.

          (2) For Option 3, no amounts are payable after both named persons have died.

          (3) For Option 4, the annuity agreement will state the amount due, if any.

FG-CA-1000-08/97                       14

                           OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

ENTIRE CONTRACT

The group contract, including any attached Rider, Endorsement, amendment and the application of the contractholder, constitute the entire contract between the contractholder and us. All statements made by the contractholder, any Owner or any annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the contractholder or in a written instrument signed by the Owner, a copy of which has been furnished to the Owner, the beneficiary or to the contractholder.

SENDING NOTICE TO US

Whenever written notice is required, send it to our Variable Products Customer Service Center. The address of our Variable Products Customer Service Center is shown on the cover page. Please include your Certificate number in all correspondence.

REPORTS TO OWNER

We will send you a report, at least once in each Certificate quarter, within 31 days of each calendar quarter showing the Accumulation Value, the Cash Surrender Value and the Death Benefit of your Certificate as of the end of the Certificate Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which this Certificate is delivered.

We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Separate Accounts invest, as well as any other reports, notices or documents required by law to be furnished to Certificate Owners.

ASSIGNMENT - USING THIS CERTIFICATE AS COLLATERAL SECURITY

You can assign this Certificate as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's rights are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us at our Variable Products Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THE GROUP CONTRACT

This group contract or any additional Benefit Riders may be changed to another Annuity Plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

We reserve the right to make changes in the group contract, the Certificate or its Riders to the extent we deem it necessary to continue to qualify this Certificate as an annuity. Any such changes will apply uniformly to all Certificates that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

If an age or sex has been misstated, the amounts payable or benefits provided by this Certificate shall be those that the premium payment made would have bought at the correct age or sex.

NON-PARTICIPATING

This Certificate does not participate in the divisible surplus of ReliaStar Life Insurance Company of New York.

FG-CA-1000-08/97                       15

--------------------------------------------------------------------------------

PAYMENTS WE MAY DEFER

     We may not be able to determine the value of the assets of the Divisions because:

          (1)  The NYSE is closed for trading;

          (2)  The SEC determines that a state of emergency exists; or

          (3) An order or pronouncement of the SEC permits a delay for the protection of Certificate Owners.

          (4) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     During such times, as to amounts allocated to the Divisions, we may delay;

          (1)  Determination and payment of the Cash Surrender Value;

          (2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

          (3)  Allocation changes of the Accumulation Value; or,

          (4)  Application of the Accumulation Value under an income plan.

We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

AUTHORITY TO MAKE AGREEMENTS

All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:

          (1)  Change any of this Certificate's terms;

          (2)  Extend the time for premium payments; or

          (3)  Make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

We have filed a detailed statement of our computations with the insurance supervisory official in the appropriate jurisdictions. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

FG-CA-1000-08/97                       16

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE - NO DIVIDENDS
--------------------------------------------------------------------------------

     Variable Cash Surrender Values while the Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional premium payment option. Partial Withdrawal option. Non-participating. Investment results reflected in values.

FG--CA-1000-08/97

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Initial premium payment received:                    $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                   Percentage of
                   Divisions                    Accumulation Value
         -----------------------------    ------------------------------
                     Total                             100%
                     =====                             ====



FG-CA-1000-08/97 NQ DB3                3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Additional Premium Payment Information

We will accept additional premium payments until either the Annuitant or the Owner reaches the Attained Age of 85. The minimum additional payment which may be made is $500.00

ACCUMULATION VALUE ALLOCATION RULES

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Certificate Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Certificate Year.

FG-CA-1000-08/97 NQ DB3             3A1 (CONT'D)

                                  THE SCHEDULE
                           VARIABLE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

  Separate Account NY-B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions.

  Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of the GCG Trust.

SERIES                     SERIES                 SERIES                   SERIES
------                     ------                 ------                   ------
All Cap                    Small Cap              Hard Assets              Liquid Asset
Investors                  Mid-Cap Growth         Limited Maturity Bond    Strategic Equity
Equity Income              Capital Growth         Capital Appreciation     Managed Global
Fully Managed              Large Cap Value        Rising Dividends         Research
Value Equity               Real Estate            Total Return             Growth
Asset Allocation Growth    Special Situations     Core Bond                Developing World
Diversified Mid-Cap        Internet Tollkeeper                             Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS

FG-CA-1000-08/97                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-CA-1000-08/97

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

  Each Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. Each portfolio is a part of the Galaxy VIP Funds.

                         PORTFOLIO
                         ---------
                         Asset Allocation
                         Equity
                         Growth & Income
                         High Quality Bond
                         Small Company Growth

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS

FG-CA-1000-08/97                   3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Certificate Processing Date for your Contract is April 1 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Liquid Asset Division unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Certificate Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

     Minimum Withdrawal Amount:        $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Minimum Withdrawal Amount:        $100.00

     Maximum Withdrawal Amount:

        Separate Account Divisions:    1.25% monthly or 3.75% quarterly of
                                       Accumulation Value.

        Fixed Allocations:             Interest earned on a Fixed Allocation
                                       in prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments.

FG-CA-1000-08/97 NQ DB3                3C1

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greater of (i) the Cash Surrender Value, (ii) the Accumulation Value, and (iii) the sum of premiums paid, less any Partial Withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Standard:
---------
     (4)  Start with the Guaranteed Death Benefit from the prior Valuation Date;
     (5) Add any additional premiums paid during the current Valuation Period to (1);
     (6) Subtract any Partial Withdrawal made during the current Valuation Period from (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

The Guaranteed Death Benefit Option after the change of Contractowner will remain the same as before the change.

FG-CA-1000-08/97 NQ DB3                3C2

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premiums Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1,3,5,7 and 10 year.

We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days.

FG-CA-1000-08/97 NQ DB3                3C3

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Certificate will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (3) The Accumulation Value is at least $100,000; or (4) The sum of premiums paid to date is at least $100,000

         Excess Allocation Charge - Currently none, however, we reserve the
         ------------------------
         right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                      -------
                     0                                  7%
                     1                                  7%
                     2                                  6%
                     3                                  5%
                     4                                  4%
                     5                                  3%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

FG-CA-1000-08/97 NQ DB3                3D1

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of premium taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any premium tax then due us on such amount. We reserve the right to change the amount we charge for premium tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003446% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.25%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.


FG-CA-1000-08/97 NQ DB3                3D2

                                  THE SCHEDULE
                         INCOME PLAN FACTORS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period     Monthly    Fixed Period     Monthly   Fixed Period    Monthly
    of Years       Income        of Years      Income       of Years     Income

                                   11          $8.88          21         $5.33
        2         $42.96           12           8.26          22          5.16
        3          29.06           13           7.73          23          5.00
        4          22.12           14           7.28          24          4.85
        5          17.95           15           6.89          25          4.72
        6          15.18           16           6.54          26          4.60
        7          13.20           17           6.24          27          4.49
        8          11.71           18           5.98          28          4.38
        9          10.56           19           5.74          29          4.28
       10           9.64           20           5.53          30          4.19




                            TABLE FOR INCOME FOR LIFE

                       Male/Female           Male/Female         Male/Female
      Age           10 Years Certain      20 Years Certain      Refund Certain


       50             $4.53/4.19           $4.38/4.13           $4.40/4.12
       55              4.93/4.52            4.68/4.40            4.74/4.42
       60              5.45/4.96            4.99/4.72            5.16/4.79
       65              6.11/5.52            5.30/5.07            5.75/5.29
       70              6.91/6.26            5.54/5.40            6.52/5.97
       75              7.79/7.18            5.68/5.62            7.33/6.74
       80              8.61/8.18            5.75/5.73            8.61/7.90
   85 & Over           9.24/9.01            5.77/5.76           10.43/9.50


FG-CA-1000-08/97 NQ DB3                3E

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Initial premium payment received:            $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                      Percentage of
              Divisions                             Accumulation Value
    -----------------------------             ------------------------------
                Total                                      100%
                =====                                      ====



FG-CA-1000-08/97 Q DB2                 3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Additional Premium Payment Information

In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter except for rollover contributions. The minimum additional payment which may be made is $250.00.

ACCUMULATION VALUE ALLOCATION RULES

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Certificate Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Certificate Year.

FG-CA-1000-08/97 Q DB2             3A1 (CONT'D)

                                  THE SCHEDULE
                           VARIABLE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

  Separate Account NY-B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions.

  Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of the GCG Trust.

SERIES                     SERIES                 SERIES                  SERIES
------                     ------                 ------                  ------
All Cap                    Small Cap              Hard Assets             Liquid Asset
Investors                  Mid-Cap Growth         Limited Maturity Bond   Strategic Equity
Equity Income              Capital Growth         Capital Appreciation    Managed Global
Fully Managed              Large Cap Value        Rising Dividends        Research
Value Equity               Real Estate            Total Return            Growth
Asset Allocation Growth    Special Situations     Core Bond               Developing World
Diversified Mid-Cap        Internet Tollkeeper                            Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS

FG-CA-1000-08/97                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-CA-1000-08/97

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

  Each Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. Each portfolio is a part of the Galaxy VIP Funds.

                         PORTFOLIO
                         ---------
                         Asset Allocation
                         Equity
                         Growth & Income
                         High Quality Bond
                         Small Company Growth

     NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR
           MORE DETAILS

FG-CA-1000-08/97                   3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Certificate Processing Date for your Contract is April 1 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Liquid Asset Division unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Certificate Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

     Minimum Withdrawal Amount:       $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Minimum Withdrawal Amount:       $100.00

     Maximum Withdrawal Amount:

        Separate Account Divisions:   1.25% monthly or 3.75% quarterly of
                                      Accumulation Value.

        Fixed Allocations:            Interest earned on a Fixed Allocation in
                                      prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments.

IRA Partial Withdrawals for Qualified Certificates Only

IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. An IRA Partial Withdrawal in excess of the maximum withdrawal amount for Systematic Partial Withdrawals may be subject to a Market Value Adjustment. Systematic Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.

FG-CA-1000-08/97 Q DB2                 3C1

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any partial withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Annual Ratchet:
---------------
     (1)  Start with the Guaranteed Death Benefit from the prior Valuation Date;

     (2) Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Partial Withdrawals taken since the prior Valuation Date;

     (3) On a Valuation Date which occurs through the Contract Year in which the Owner's Attained Age is 80 and which is also a Contract Anniversary, if the Owner is alive (the Annuitant if the Owner is not an individual), we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

If the new Contractowner's age is less than or equal to 79, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 79, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of Cash Surrender Value, the Accumulation Value, and the sum of premiums paid, less any Partial Withdrawals.

FG-CA-1000-08/97 Q DB2                 3C2

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premiums Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1,3,5,7 and 10 year.

We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days.

FG-CA-1000-08/97 Q DB2                 3C3

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Certificate will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (5) The Accumulation Value is at least $100,000; or (6) The sum of premiums paid to date is at least $100,000

         Excess Allocation Charge - Currently none, however, we reserve the
         ------------------------
         right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                      -------
                     0                                  7%
                     1                                  7%
                     2                                  6%
                     3                                  5%
                     4                                  4%
                     5                                  3%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.


FG-CA-1000-08/97 Q DB2                 3D1

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of premium taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any premium tax then due us on such amount. We reserve the right to change the amount we charge for premium tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003446% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.25%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-CA-1000-08/97 Q DB2                 3D2

                                  THE SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP (Q)
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period     Monthly   Fixed Period     Monthly    Fixed Period    Monthly
      of Years      Income       of Years      Income        of Years     Income

                                  11          $8.88           21         $5.33
        2         $42.96          12           8.26           22          5.16
        3          29.06          13           7.73           23          5.00
        4          22.12          14           7.28           24          4.85
        5          17.95          15           6.89           25          4.72
        6          15.18          16           6.54           26          4.60
        7          13.20          17           6.24           27          4.49
        8          11.71          18           5.98           28          4.38
        9          10.56          19           5.74           29          4.28
       10           9.64          20           5.53           30          4.19



                            TABLE FOR INCOME FOR LIFE

                        Male/Female           Male/Female        Male/Female
      Age            10 Years Certain      20 Years Certain     Refund Certain

        50              $4.53/4.19           $4.38/4.13          $4.40/4.12
        55               4.93/4.52            4.68/4.40           4.74/4.42
        60               5.45/4.96            4.99/4.72           5.16/4.79
        65               6.11/5.52            5.30/5.07           5.75/5.29
        70               6.91/6.26            5.54/5.40           6.52/5.97
        75               7.79/7.18            5.68/5.62           7.33/6.74
        80               8.61/8.18            5.75/5.73           8.61/7.90
    85 & Over            9.24/9.01            5.77/5.76          10.43/9.50


FG-CA-1000-08/97 Q DB2                 3E

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Initial premium payment received:     $10,000.00

Your initial Accumulation Value has been invested as follows:

                                                    Percentage of
                Divisions                         Accumulation Value
      -----------------------------         ------------------------------
                  Total                                  100%
                  =====                                  ====



FG-CA-1000-08/97 NQ DB2                3A1

                                  THE SCHEDULE
                       PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Contractholder                              Group Contract Number
  FIRST GOLDEN INVESTORS TRUST                FG000012-0E
 -------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Annuitant's Issue Age    Annuitant's Sex          Certificateowner's Issue Age
  76                       MALE                     76
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Certificate Date         Certificate Issue Date   Certificate Number
  FEBRUARY 18, 2001        AUGUST 15, 2001          C000001-FP (Q)
--------------------------------------------------------------------------------
  Separate Account(s)
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Additional Premium Payment Information

We will accept additional premium payments until either the Annuitant or the Owner reaches the Attained Age of 85. The minimum additional payment which may be made is $500.00

ACCUMULATION VALUE ALLOCATION RULES

The maximum number of Divisions in which you may be invested at any one time is sixteen. You are currently allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge as shown in the Charges section of the Schedule for any allocation change in excess of twelve per Certificate Year. We also reserve the right to limit, upon notice, the maximum number of allocation changes you may make within a Certificate Year.

FG-CA-1000-08/97 NQ DB2             3A1 (CONT'D)

                                  THE SCHEDULE
                           VARIABLE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

  Separate Account NY-B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of New York, our state of domicile. The Account is divided into Divisions.

  Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of the GCG Trust.

SERIES                      SERIES                 SERIES                  SERIES
------                      ------                 ------                  ------
All Cap                     Small Cap              Hard Assets             Liquid Asset
Investors                   Mid-Cap Growth         Limited Maturity Bond   Strategic Equity
Equity Income               Capital Growth         Capital Appreciation    Managed Global
Fully Managed               Large Cap Value        Rising Dividends        Research
Value Equity                Real Estate            Total Return            Growth
Asset Allocation Growth     Special Situations     Core Bond               Developing World
Diversified Mid-Cap         Internet Tollkeeper                            Growth and Income

    The Division listed below invests in shares of the mutual fund portfolio (the Portfolio) designated. The portfolio is a part of Pilgrim Variable Insurance Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim Worldwide Growth

    The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates LLC.

                         PORTFOLIO
                         ---------
                         Prudential Jennison
                         SP Jennison International Growth

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

                         PORTFOLIO
                         ---------
                         PIMCO High Yield Bond
                         PIMCO StocksPLUS Growth & Income

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS

FG-CA-1000-08/97                       3B

                       THIS PAGE INTENTIONALLY LEFT BLANK
                       ----------------------------------


FG-CA-1000-08/97

                                  THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND (CONTINUED)
    The division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the Pilgrim Variable Products Trust managed by ING Pilgrim Investments LLC.

                         PORTFOLIO
                         ---------
                         Pilgrim VP Growth Opportunities
                         Pilgrim VP MagnaCap
                         Pilgrim VP Small Cap Opportunities

    The Division listed below invests in shares of the mutual fund portfolios (the "Portfolios") designated. The portfolios are a part of the ProFunds managed by ProFund Advisors LLC.

                         PORTFOLIO
                         ---------
                         ProFund VP Bull
                         ProFund VP Europe 30
                         ProFund VP Small-Cap

  Each Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. Each portfolio is a part of the Galaxy VIP Funds.

                         PORTFOLIO
                         ---------
                         Asset Allocation
                         Equity
                         Growth & Income
                         High Quality Bond
                         Small Company Growth

NOTE: PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT AND THE TRUSTS FOR MORE
      DETAILS

FG-CA-1000-08/97                   3B (CONT'D)

                                  THE SCHEDULE
                                CERTIFICATE FACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

CONTRACT FACTS

Contract Processing Date

The Certificate Processing Date for your Contract is April 1 of each year.

Specially Designated Division

When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the Liquid Asset Division unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn in a Certificate Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered premium taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

Conventional Partial Withdrawals

     Minimum Withdrawal Amount:      $1,000

Any Conventional Partial Withdrawal from a Fixed Allocation is subject to a Market Value Adjustment unless taken from a Fixed Allocation within thirty days prior to the Maturity Date of such Fixed Allocation.

Systematic Partial Withdrawals

Systematic Partial Withdrawals may be elected to commence after 28 days from the Certificate Issue Date and may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used.

     Minimum Withdrawal Amount:      $100.00

     Maximum Withdrawal Amount:

        Separate Account Divisions:  1.25% monthly or 3.75% quarterly of
                                     Accumulation Value.

        Fixed Allocations:           Interest earned on a Fixed Allocation in
                                     prior month (for monthly withdrawals) or prior quarter (for quarterly withdrawals).

A Systematic Partial Withdrawal from a Fixed Allocation is not subject to Market Value Adjustments.

FG-CA-1000-08/97 NQ DB2                3C1

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Death Benefit

The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and (iv) the sum of premiums paid, less any partial withdrawals.

Guaranteed Death Benefit

On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Annual Ratchet:
---------------
     (4)  Start with the Guaranteed Death Benefit from the prior Valuation Date;
     (5) Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Partial Withdrawals taken since the prior Valuation Date;
     (6) On a Valuation Date which occurs through the Contract Year in which the Owner's Attained Age is 80 and which is also a Contract Anniversary, if the Owner is alive (the Annuitant if the Owner is not an individual), we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).

Change of Owner

When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

If the new Contractowner's age is less than or equal to 79, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 79, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of Cash Surrender Value, the Accumulation Value, and the sum of premiums paid, less any Partial Withdrawals.

FG-CA-1000-08/97 NQ DB2                3C2

                                  The Schedule
                          CERTIFICATE FACTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement

Distributions from a Certificate funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2.

The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premiums Taxes due us.

Minimum Annuity Income Payment

The minimum monthly annuity income payment that we will make is $20.

FIXED ACCOUNT

Minimum Fixed Allocation

The minimum allocation to the Fixed Account in any one Fixed Allocation is $250.00.

Guaranteed Minimum Interest Rate - 3%.

Guarantee Periods

We currently offer Guarantee Periods of 1,3,5,7 and 10 year.

We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date.

Index Rate

The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If these Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period of less than 28 days.

FG-CA-1000-08/97 NQ DB2                3C3

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Charge Deduction Division

All charges against the Accumulation Value in this Certificate will be deducted from the Liquid Asset Division.

Deductions from Premiums - None

Deductions from Accumulation Value

Administrative Charge - We charge $30 to cover a portion of our ongoing
---------------------
administrative expenses for each Certificate Processing Period. The charge is incurred at the beginning of the Certificate Processing Period and deducted on the Certificate Processing Date at the end of the period. At the time of deduction, this charge will be waived if: (7) The Accumulation Value is at least $100,000; or (8) The sum of premiums paid to date is at least $100,000

         Excess Allocation Charge - Currently none, however, we reserve the
         ------------------------
         right to charge $25 for a change if you make more than twelve allocation changes per Certificate Year. Any charge will be deducted from the Divisions and Fixed Allocations from which each such allocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation.

Surrender Charge - A Surrender Charge is imposed as a percentage of premium if
----------------
the Certificate is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

          Complete Years Elapsed                     Surrender
          Since Premium Payment                       Charges
          ----------------------                      -------
                     0                                  7%
                     1                                  7%
                     2                                  6%
                     3                                  5%
                     4                                  4%
                     5                                  3%
                     6                                  1%
                    7+                                  0%


For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

FG-CA-1000-08/97 NQ DB2                3D1

                                  The Schedule
                                     CHARGES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  THOMAS J. DOE            JOHN Q. PUBLIC
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     JANUARY 1, 2053
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       123456
--------------------------------------------------------------------------------

Premium Taxes - We deduct from the Accumulation Value the amount of any premium
-------------
or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of premium taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any premium tax then due us on such amount. We reserve the right to change the amount we charge for premium tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct 0.003446% of the assets in the
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 1.25%) for mortality and expense risks. This charge is not deducted from the Fixed Account values.

Asset-Based Administrative Charge - We deduct 0.000411% of the assets in each
---------------------------------
Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account.

FG-CA-1000-08/97 NQ DB2                3D2

                                  THE SCHEDULE
                         INCOME PLAN FACTORS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Annuitant                Owner
  JOHN DOE                 JOHN SMITH
                           JANE SMITH
--------------------------------------------------------------------------------
  Initial Premium          Annuity Option           Annuity Commencement Date
  $10,000.00               LIFE 10 YEAR CERTAIN     OCTOBER 18, 2013
--------------------------------------------------------------------------------
  Separate Account(s)                               Certificate Number
  SEPARATE ACCOUNT NY-B AND THE FIXED ACCOUNT       C000001-FP
--------------------------------------------------------------------------------

Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

   ixed Period    Monthly    Fixed Period    Monthly    Fixed Period   Monthly
      of Years     Income        of Years     Income        of Years    Income

                                  11         $8.88           21        $5.33
        2        $42.96           12          8.26           22         5.16
        3         29.06           13          7.73           23         5.00
        4         22.12           14          7.28           24         4.85
        5         17.95           15          6.89           25         4.72
        6         15.18           16          6.54           26         4.60
        7         13.20           17          6.24           27         4.49
        8         11.71           18          5.98           28         4.38
        9         10.56           19          5.74           29         4.28
       10          9.64           20          5.53           30         4.19




                            TABLE FOR INCOME FOR LIFE

                     Male/Female         Male/Female         Male/Female
      Age         10 Years Certain    20 Years Certain      Refund Certain


       50            $4.53/4.19         $4.38/4.13           $4.40/4.12
       55             4.93/4.52          4.68/4.40            4.74/4.42
       60             5.45/4.96          4.99/4.72            5.16/4.79
       65             6.11/5.52          5.30/5.07            5.75/5.29
       70             6.91/6.26          5.54/5.40            6.52/5.97
       75             7.79/7.18          5.68/5.62            7.33/6.74
       80             8.61/8.18          5.75/5.73            8.61/7.90
   85 & Over          9.24/9.01          5.77/5.76           10.43/9.50


FG-CA-1000-08/97 NQ DB2                3E